12


                      MSR Exploration Ltd.

                   500 Main Street, Suite 210
                    Fort Worth, Texas   76102

        Notice of Annual General Meeting of Shareholders to be held on September 27, 1996

      NOTICE  IS HEREBY GIVEN that the Annual General Meeting  of
Shareholders of MSR Exploration Ltd., (the "Company"), will be held in the Permian Room, 40th Floor of The Petroleum Club of Fort Worth, 777 Main Street, in the City of Fort Worth, Texas, on Friday, September 27, 1996 at 10:30 a.m. (local time), for the following purposes:

1.    To  elect  Directors for the ensuing year  or  until  their
  respective successors shall have been duly elected  and   shall
  qualify.

2.    To  ratify  the  appointment of Deloitte &  Touche  LLP  as
  Auditors for the Company for the ensuing year, and authorize the Directors to fix their remuneration.

3. To transact such other business as may properly be brought before the Meeting, or any adjournment thereof, without notice.

      Only  Shareholders of record at the close  of  business  on
August  26,  1996 are entitled to notice of and to vote  at   the
Annual General Meeting and any adjournments thereof.

      A copy of the Company's Form of Proxy Statement-Information Circular is enclosed. The Annual Report of the Directors and
Consolidated Financial Statements for the fiscal year ended December 31, 1995 were circulated to all Shareholders in April 1996. The Notice of Annual General Meeting, Proxy Statement-Information Circular, Instrument of Proxy and Second Quarter
Report for the period ended June 30, 1996 are circulated herewith.

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROMPT RETURN OF PROXIES WILL INSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.

Dated:   August 27, 1996           BY ORDER OF THE BOARD OF
DIRECTORS

                         Otto J. Buis
                         Chairman of the Board of Directors,
                         President and
                         Chief Executive Officer








                      MSR Exploration Ltd.
(Incorporated Under the Laws of the Province of Alberta, Canada)

                   500 Main Street, Suite 210
                    Fort Worth, Texas   76102


            Proxy Statement  -  Information Circular

1.   NOTICE OF MEETING

      NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders (the "Meeting") of MSR Exploration Ltd., (the "Company"), will be held in the Permian Room, 40th Floor of The Petroleum Club of Fort Worth, 777 Main Street, in the City of Fort Worth, Texas, on Friday, September 27, 1996 at 10:30 a.m. (local time).

      The mailing address of the Company's principal executive office is:

                    MSR Exploration Ltd.
                    500 Main Street, Suite 210
                    Fort Worth, Texas   76102

2.    SOLICITATION,   VOTING,  AND REVOCABILITY  OF  PROXIES  AND
VOTING PROCEDURES   AND TABULATION.

     THIS PROXY STATEMENT-INFORMATION CIRCULAR IS BEING FURNISHED BY THE BOARD OF DIRECTORS AND MANAGEMENT OF MSR EXPLORATION LTD. IN CONNECTION WITH ITS SOLICITATION OF PROXIES FOR USE AT THE MEETING. IT IS ANTICIPATED THAT THE PROXY STATEMENT-INFORMATION CIRCULAR AND FORM OF PROXY WILL BE SENT TO THE SHAREHOLDERS ON OR ABOUT AUGUST 27, 1996.

      The cost of soliciting Proxies, including the preparation, assembly and mailing of the Proxies and soliciting material as well as the cost of forwarding such material to beneficial owners of shares, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit Proxies personally or by mail, telephone, telegraph or other forms of communication.

      The persons designated by Management in the accompanying Instrument of Proxy to act as Proxy are presently Directors and Officers of the Company. A SHAREHOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT HIM AT THE MEETING AND HE MAY EXERCISE THIS RIGHT BY STRIKING OUT THE NAME OF THE PERSON DESIGNATED BY MANAGEMENT AND BY INSERTING SUCH OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY.

      PROXIES WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDERS. PROXIES WHICH APPOINT A MANAGEMENT DESIGNEE AS PROXY AND WHICH ARE SIGNED BUT LACK ANY SUCH VOTING SPECIFICATION WILL BE VOTED IN FAVOR OF THE DIRECTORS PROPOSED BY THE BOARD OF DIRECTORS AS SET FORTH HEREIN, FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS AUDITORS. THE ENCLOSED FORM OF PROXY ALSO CONFERS DISCRETIONARY AUTHORITY UPON THE PROXY NAMED THEREIN WITH RESPECT TO NONMATERIAL AMENDMENTS OF NONMATERIAL VARIATION TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. IF MATERIAL AMENDMENTS OR MATERIAL VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING ARE MADE, THESE MATTERS WILL NOT BE VOTED ON BUT WILL BE DEFERRED TO ANOTHER SHAREHOLDERS' MEETING.

      The Company will appoint one or more inspectors of election to act at the meeting and to make a written report thereof. Prior to the meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of such shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.

      With regard to the election of directors, votes may be in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on the proposal to approve the appointment of auditors and will be counted as present for purposes of determining the existence of a quorum regarding such item of business. Abstentions on the proposal to approve the appointment of auditors will have the effect of a negative vote because such proposal requires the affirmative vote of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote

3.   REVOCABILITY OF PROXY

      A Shareholder who has given a Proxy, or his attorney authorized in writing, may revoke it as to any matter upon which a vote has not already been cast pursuant to the authority conferred by the Proxy, such revocation to be effected by executed written instrument deposited either at the offices of the R-M Trust Company, 1177 West Hasting Street, Mall Level, Vancouver, British Columbia, Canada V6E 2K3, at any time up to and including the last business day preceding the Meeting or any adjournments thereof at which the Proxy is to be used, or with the Chairman of such Meeting on the day of the Meeting or adjournments thereof. Although a Shareholder may have given a Proxy, he or she may nevertheless attend the Meeting. The mailing address for the Company is: 500 Main Street, Suite 210, Fort Worth, Texas 76102.

4.   OUTSTANDING SHARES AND VOTING RIGHTS

      The Board of Directors of the Company has fixed August 26, 1996 as the record date for determining Shareholders entitled to notice of and to vote at the Meeting. Proxy materials will be mailed to those who become registered Shareholders on or about August 27, 1996. On the record date, 13,812,014 Common Shares of the Company were issued and outstanding. A quorum will be created when two registered Shareholders are present and hold or represent five percent of the outstanding shares. The class of Common Shares is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each Common Share is entitled to one vote on each matter to be voted upon at the Meeting. Holders of Common Shares are not entitled to cumulative voting rights.

5.   PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDERS

(a) The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Shares as of August 26, 1996.

                            Number of Common Shares
                               Beneficially Owned     Percentage
Name and Address                Controlled or          of Common
of Beneficial Owner               Directed                Shares

Pozo Resources, Inc.             1,931,444                 14.0%
500 Main Street, Suite 201
Fort Worth, Texas   76102


Joseph V. Montalban              1,807,355                 13.1%
East Lakeshore Drive
Whitefish, Montana  59937

Steven M. Morris                 1,111,111                  8.0%
Morris & Co.
952 Echo Lane, Suite 335
Houston, Texas   77024

(b) The following table sets forth the number of Common Shares beneficially owned by each Director and nominee for Director of the Company and by all Directors and Officers as a group, as of the same date:

                                     Number of Common Shares
Name and address         Position       Beneficially Owned,  Percentage
Beneficial               With           Controlled or         of Common
Owner                    Company        Directed                 Shares

Pozo Resources, Inc.                    1,931,444 (1)            14.0%

Steven M. Morris         Director       1,111,111 (2)             8.0%
952 Echo Lane, Suite 335
Houston, Texas  77024

Patrick M. Montalban     Executive        294,100                 2.1%
317 1st Avenue, S. E.    Vice-President,
Cut Bank, Montana  59427 Chief Operating
                         Officer and Director

Otto J.Buis              Chairman of the  194,544 (3)             1.4%
500 Main Street          Board, President
Suite 210                Chief Executive
Fort Worth, Texas 76102  Officer and Director


Bruce D. Hirsche         Secretary        100,000                 0.7%
1201 Esso Tower
10060 Jasper Avenue
Edmonton, Alberta

James M. Richardson      Vice President   30,000                 0.2%
5930 Theall
Houston, Texas  77066

C. Al Buis               Director         27,778 (4)             0.2%
500 Main Street          Nominee
Suite 201
Fort Worth, Texas 76102

All Directors and                      3,688,977                26.7%
Officers as a Group ( 9 persons)

(1) Pozo Resources, Inc. ("POZO") is owned by Otto J. Buis, C. Al Buis and Steven M. Morris, each of whom is also a Director or Nominee for Director of MSR. Otto J. Buis, C. Al Buis and Steven
M. Morris may be deemed to share voting and investment power with respect to the 1,931,444 shares of Common Stock beneficially owned by Pozo Resources, Inc. Otto J. Buis, C. Al Buis and Steven M. Morris each disclaim beneficial ownership of such shares.

(2)  Excludes 1,931,444 shares owned by Pozo Resources, Inc.

(3)   Excludes 27,778 shares owned by Otto J. Buis'  son,  C.  Al
Buis, (who is a Nominee for Director of MSR) and 1,931,444 shares owned by Pozo Resources, Inc. Mr. Buis disclaims beneficial ownership of such shares.

(4)   Excludes 194,544  shares owned by C. Al Buis' father,  Otto
J. Buis (who is Chairman of the Board, President, Chief Executive Officer and a Director of MSR) and 1,931,444 shares owned by Pozo Resources, Inc. Mr. Buis disclaims beneficial ownership of such shares.




6.   ELECTION OF DIRECTORS

      The Board of Directors recommends that the number of Directors be set at six (6) at the Meeting or any adjournments thereof and that six (6) Directors be elected. In the election of Directors, each Proxy will be voted for each of the nominees noted below unless the Proxy signifies a vote against or withholds a vote for one or more of such nominees. If elected, each nominee will serve a term that expires at the next Annual General Meeting of Shareholders, and until his successor is duly elected and qualified, or until his earlier death, resignation, disqualification or removal as provided for in the By-laws of the Articles of Association of the Company.

      The nominees of the Board of Directors of the Company are named below. Each of the nominees has consented to serve as a Director if elected. Messrs. Otto Buis, Montalban, Morris, McClinton and Rolfe are presently Directors of the Company. Mr.
C. Al Buis served as Director of the Company from October, 1994 until July, 1996. If prior to the Meeting, it should become known that any of the following individuals will be unable to serve as Directors by reason of death, incapacity, or other unexpected occurrences, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity, or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve. The election of each nominee requires the affirmative vote of a majority of the shares represented in person or by Proxy at the Meeting. The following table sets forth information about each nominee, including biographical data for at least the last five years.

   The names, ages and positions of the Company's Directors and Nominee for Director are as follows:

       Name                   Age              Position

  Otto J. Buis                65        Chairman of the Board,
                                        President, Chief Executive
                                        Officer and Director

  Patrick M. Montalban        39        Executive Vice President,
                                        Chief Operating Officer
                                        and Director

  C. Al Buis                  36        Nominee for Director

  Robert McClinton            46        Director

  Steven M. Morris            43        Director

  Keith C. Rolfe              67        Director

   There were four meetings of the Board of Directors since the Company's last Annual Meeting held on September 22, 1995. All of the Company's Directors attended in excess of 75% of the board meetings and meetings of the Committees of which they were members. When they met during the past year, the Company's Audit Committee consisted of Otto J. Buis, C. Al Buis and Steven M. Morris. The Compensation Committee consisted of C. Al Buis,
Patrick M. Montalban and Steven M. Morris. Each of these committees met once since the last Annual Meeting. The Company does not have a nominating committee.

Otto J. Buis is a petroleum geologist and for some 35 years has held executive positions with domestic and international oil and gas exploration and production companies such as OKC Limited
Partnership, OKC Corp., Shenandoah Oil Corporation and Texaco, Inc. Mr. Buis has been President and Chief Executive Officer of Pozo Resources, Inc. since 1992. Mr. Buis was a director of the Company from September 1989 through July 1990 and he was a court appointed Director and Chief Executive Officer from June 1991 through March 1992. At the Special Stockholders meeting on October 25, 1994, Mr. Buis was elected Director and subsequently elected Chairman of the Board, President and Chief Executive Officer.


Patrick M. Montalban is a petroleum geologist who graduated from the University of Montana in 1981. He joined the Company as a Staff Geologist in 1983 and became Vice President of Exploration and Production in October 1986. In December 1990 he was named Executive Vice President and at the December 1991 Annual General Meeting for the Company was elected Director and he has continued in these offices to the present.

C. Al Buis has been the President of Buis & Co., a private investment banking firm and its predecessor company from March 1990 to the present. Mr. Buis was an officer in the Corporate Finance Department of Rauscher Pierce Refsnes, Inc. from 1985 to 1990. From 1982 to 1985 Mr. Buis held a position in the Investment Banking Division of Schneider, Bernet & Hickman, a division of Thompson McKinnon Securities. Mr. Buis was elected Director of the Company at the Special Stockholders Meeting held on October 25, 1994, a position he held until he resigned in July, 1996.

Robert McClinton is a chartered accountant in Canada and for the past four years has served as Director, President and Chief
Operating Officer of BMP Energy Systems Ltd. (BMP). BMP is a Canadian company specializing in the provision of gas measurement and production accounting services and products. From 1981 to 1991, Mr. McClinton was Vice President of Finance and Chief Financial Officer of Canadian Turbo, Inc. a Canadian publicly held company. From 1969 to 1981 he was with Deloitte & Touche Chartered Accountants. Mr. McClinton was elected as a Director of the Company's Board in July, 1996.

Steven M. Morris is a certified public accountant and President of Morris & Co., a private investment firm in Houston, Texas. From 1988 to 1991 he was Vice-President of Finance for ITEX Enterprises, Inc. From 1981 to 1988 Mr. Morris was the Financial Vice-President of Hanson Minerals Company, a Houston based oil and gas exploration company. From 1978 to 1981 Mr. Morris was a Partner in the Certified Public Accounting Firm of Haley & Morris. He served as Senior Accountant with the Houston office of Arthur Young and Company from 1974 to 1977. Mr. Morris was elected Director of the Company at the Special Stockholders Meeting held on October 25, 1994.

Keith C. Rolfe, C.A. (retired) has been a volunteer consultant with the Canadian Executive Service Organization, lay bencher for the Law Society of Alberta and a director of the Earl Grey Golf Club since his mandatory retirement from Deloitte & Touche in 1991. Mr. Rolfe worked as a Chartered Accountant most of his career. From 1977 to 1991, he was a partner with Deloitte & Touche Chartered Accountants. Mr. Rolfe was elected a Director of the Company's Board in July, 1996.

All Directors of the Company hold office until the next annual meeting of Shareholders or until their successors are elected and shall qualify. Executive officers are elected annually by, and serve at the discretion of the Board of Directors. There are no arrangements  or understandings between any of the  Directors  or
Officers or any other person (other than arrangements or understandings with directors or officers acting as such) pursuant to which any person was elected as a director or officer of the Company.

Otto J. Buis and C. Al Buis are father and son. There are no other family relationships among the executive officers of the Company.

7.   CERTAIN OTHER INFORMATION CONCERNING NOMINEES

   In 1994, the Company retained the services of Buis & Co., a private investment banking firm, to assist in arranging credit facilities. C. Al Buis, a Nominee for Director of the Company is President and majority owner of the firm. In January 1995, the Company paid Buis & Co. $150,000 for the performance of such services in connection with the Company's $15,000,000 Revolving Credit/Term Agreement with Banque Paribas as Agent.

    The Company subleases office space for its Fort Worth headquarters from Buis & Co. As previously noted, Buis & Co. is partially owned by C. Al Buis, a Nominee Director of the Company. The Company reimbursed $22,300 for annual rental payments and $12,428 for property taxes, telephone and utilities for 1995. The rent paid for the Company's space was at the same rate per square foot as that paid by Buis & Co. and is commensurate with rental rates in the area.



Compliance with Section 16(a) of the Exchange Act.

Section 16(a) of the Exchange Act requires directors and officers of the Company, and persons who own more than 10% of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than 10% stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16
(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1995, all Section 16(a) filing requirements applicable to its directors, officers and more than 10% beneficial owners were complied with.

8.   COMPENSATION OF EXECUTIVE OFFICERS, DIRECTORS AND EMPLOYEES
     OF THE COMPANY

(a)  Cash Compensation

     The amounts paid to Officers whose cash compensation exceeded $100,000 as at the fiscal year ended December 31, 1995:
                     Summary of Compensation

                                   Annual Compensation
Name and Principal Position     Year     Salary     All Other
Otto J. Buis                    1995   $101,000        -
Chairman of the Board,
President, Chief Executive
Officer and Director

Patrick  M. Montalban           1995    $80,700      $28,000 (1)
Executive Vice President
Chief Operating Officer
and Director

(1) The additional amounts paid to Patrick M. Montalban were for four years of scheduled raises that had not been paid.

Directors who are not employees of the Company receive $200 per day per meeting plus traveling and out-of-pocket expenses for each Directors meeting attended.

9.   APPOINTMENT OF AUDITORS

      Based on the recommendation of the Audit Committee of the Board of Directors of the Company, the Board of Directors recommends ratification of the appointment of Deloitte & Touche LLP, to audit the books, records and accounts of the Company and its Subsidiaries for the fiscal year ending December 31, 1996. Although it is not required to do so, the Board of Directors is submitting the selection of auditors for ratification in order to obtain the stockholders' approval of this appointment. If the selection is not ratified, the Board of Directors will reconsider the appointment.

      Representatives of Deloitte & Touche LLP will be present at the Meeting and will be given an opportunity to make a statement regarding financial and accounting matters of the Company. They will also respond to appropriate questions from the Company's Shareholders.


10.  SHAREHOLDERS' PROPOSALS - OTHER MATTERS

     Under United States Federal securities laws, any appropriate proposal submitted by a Shareholder of the Company and intended to be presented at the 1997 Annual General Meeting of Shareholders will have to be received by the Company by December 31, 1996, to be included in the Company's Proxy Statement-Information Circular and related Proxy for the next Annual General Meeting.

11.  ANNUAL REPORT TO SHAREHOLDERS

      A copy of the Company's Annual Report of the Directors to Shareholders for the fiscal period ended December 31, 1995 was sent to all Shareholders in April of 1996. No part of such Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

FORM 10-KSB 1995 and FORMS 10-QSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 OR FORMS 10-QSB FOR THE QUARTERS ENDED MARCH 31, 1996
AND JUNE 30, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULE THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB AND/OR FORM 10-QSB UPON THE PAYMENT IN ADVANCE OF REASONABLE
FEES   RELATED  TO  THE  COMPANY'S  FURNISHING  SUCH  EXHIBIT(S).
REQUESTS FOR COPIES OF SUCH REPORTS AND/OR EXHIBITS(S) SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY AT THE COMPANY'S
PRINCIPAL  ADDRESS.   ANY SHAREHOLDER WHO  HAS  LOST  THE  ANNUAL
REPORT OR OTHER PERIODIC REPORTS MAY OBTAIN REPLACEMENT COPIES BY WRITING TO THE COMPANY AT 500 MAIN STREET, SUITE 210, FORT WORTH,
TEXAS   76102  OR  TELEPHONING (817) 877-3151 AND  ASKING  FOR  A
REPLACEMENT COPY TO BE FORWARDED TO HIM/HER.

Dated at Fort Worth, Texas, this 27th day of August, 1996.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              Otto J. Buis
                              Chairman of the Board
                              President and
                              Chief Executive Officer




APPENDIX: INSTRUMENT OF PROXY

                      MSR Exploration Ltd.
                   500 Main Street, Suite 210
                    Fort Worth, Texas   76102

                       INSTRUMENT OF PROXY
         This Proxy for the 1996 Annual General Meeting
             is Solicited on Behalf  of the Company


      The Undersigned, being a Shareholder of MSR EXPLORATION LTD., hereby appoints Otto J. Buis, the Chairman of the Board of Directors, President and Chief Executive Officer, or failing him, Bruce D. Hirsche, Secretary of the Company, or failing him, _____________________________ as the Undersigned's Proxy, to
vote for the Undersigned at the Annual General Meeting of the Company, to be held on the 27th day of September, 1996 and at any adjournment thereof and to vote the shares in the capital stock of the Company registered in the name of the Undersigned with respect to the matters set forth in Items 1 through 3 inclusive, as follows:


1.   For all nominees listed as follows:  Otto J. Buis, C. Al
Buis, Robert McClinton, Patrick M.      Montalban, Steven M.
Morris and Keith C. Rolfe.

     __________FOR ALL THE    __________WITHHOLD AUTHORITY TO
VOTE
                NOMINEES                  FOR ALL NOMINEES LISTED
ABOVE
                LISTED ABOVE

     INSTRUCTION relating to 1.: To withhold authority to vote for any individual nominee, place an "x" on the line next to the nominee's name below:

Otto J. Buis_____        C. Al Buis_____   Robert McClinton_____

Patrick M. Montalban_____  Steven M. Morris_____  Keith C. Rolfe_____

2.   To ratify the appointment of Deloitte & Touche, LLP as
     Auditors for the Company.

          _______FOR          _______AGAINST _______ABSTAIN

3. To transact such other business as may properly be brought before the Meeting, or any adjournment thereof, without notice.

The Undersigned hereby revokes any Proxy previously given.

WITNESS my hand this ________day of ___________________, 1996.


_______________________________________
_______________________________________
       (Name of Shareholder - Please Print)
(Shareholder's Signature)


Address:________________________________

_______________________________________

_______________________________________



                 NOTES AS TO INSTRUMENT OF PROXY
_________________________________________________________________


1. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON ITEMS 1 and 2 AS THE SHAREHOLDER MAY HAVE SPECIFIED BY MARKING AN "X" IN THE SPACES PROVIDED FOR THAT PURPOSE. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. IF THE SHAREHOLDER DOES NOT WANT TO APPOINT THE PERSON NAMED IN THE INSTRUMENT OF PROXY, HE/SHE SHOULD STRIKE OUT SUCH NAME AND INSERT IN THE BLANK SPACE PROVIDED, THE NAME OF THE PERSON HE/SHE WISHES TO ACT AS HIS/HER PROXY. SUCH OTHER PERSON NEED NOT BE A SHAREHOLDER OF THE COMPANY.

3. THE INSTRUMENT OF PROXY WILL NOT BE VALID UNLESS IT IS DATED AND SIGNED BY THE SHAREHOLDER OR BY HIS ATTORNEY DULY AUTHORIZED BY HIM IN WRITING, OR, IN THE CASE OF A CORPORATION, IS EXECUTED UNDER ITS CORPORATE SEAL OR BY AN OFFICER OR OFFICIALS OR ATTORNEY FOR THE COMPANY DULY AUTHORIZED.

4. THE INSTRUMENT OF PROXY TO BE EFFECTIVE MUST BE RETURNED TO THE COMPANY AT 500 MAIN STREET, SUITE 210, FORT WORTH, TEXAS, 76102 SO THAT IT CAN BE DEPOSITED WITH THE REGISTRAR AND TRANSFER AGENT, THE R-M TRUST COMPANY LIMITED, 1177 WEST HASTING STREET, MALL LEVEL, VANCOUVER, BRITISH COLUMBIA, V6E 2K3, AT LEAST 48 HOURS BEFORE THE TIME OF THE MEETING OR ADJOURNMENT THEREOF.

5.  THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY.

6. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE
SHAREHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR. IF THE SHAREHOLDER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED ON, THE SHARES WILL BE VOTED ACCORDINGLY. IF THE SHAREHOLDER FAILS TO SPECIFY THE CHOICE WITH RESPECT TO ANY MATTER LISTED ABOVE TO BE ACTED UPON, THE SHARES SHALL BE VOTED IN FAVOR OR FOR THE RESOLUTION. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PERSONS NAMED HEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. AS OF AUGUST 26, 1996, THE TIME OF PRINTING THE PROXY STATEMENT - INFORMATION CIRCULAR, MANAGEMENT OF THE COMPANY KNOWS OF NO SUCH AMENDMENTS, VARIATIONS OR OTHER MATTERS TO COME BEFORE THE MEETING OTHER THAN THE MATTERS REFERRED TO IN THE NOTICE OF MEETING.


THIS  FORM  SHOULD  BE READ IN CONJUNCTION WITH THE  ACCOMPANYING
NOTICE  OF ANNUAL GENERAL MEETING AND PROXY STATEMENT-INFORMATION
CIRCULAR.